                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                                 AMX CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
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[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
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Notes:

                                AMX Corporation
                              3000 Research Drive
                            Richardson, Texas 75082

                                                              Robert J. Carroll
                                                          Chairman of the Board
                                          Chief Executive Officer and President

July 10, 2002

To all Shareholders:

   On behalf of your Board of Directors, it is my pleasure to invite you to attend the 2002 Annual Meeting of AMX Corporation. The meeting will be held on Thursday, August 22, 2002, at 10:00 a.m. central daylight time, at the Renaissance Hotel, 900 East Lookout Drive, Richardson, Texas 75082.

   You will find information regarding the matters to be voted on at the meeting in the following pages. The 2002 Annual Report of Shareholders is also enclosed with these materials.

   Please let us know whether you plan to attend the meeting by marking the appropriate box on your proxy card. Your vote is important. Whether or not you plan to attend the meeting, please complete and return the enclosed proxy card in the accompanying envelope. Please note that your completed proxy will not prevent you from attending the meeting and voting in person should you choose.

   The Board of Directors and the management team look forward to greeting as many of you as possible and reporting on our progress.

                                          Sincerely,

                                          ROBERT J. CARROLL

                                AMX CORPORATION

                               -----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON AUGUST 22, 2002

                               -----------------

To the Shareholders of AMX Corporation:

   NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders of AMX Corporation, a Texas corporation (the "Company"), will be held on August 22, 2002, at 10:00 a.m. at the Renaissance Hotel, 900 East Lookout Drive, Richardson, Texas 75082 for the following purposes:

    1. To elect seven directors;

    2. To ratify the appointment of Ernst & Young LLP as independent accountants of the Company for the fiscal year ending March 31, 2003; and

    3. To transact such other business as may properly come before the meeting or any adjournments thereof.

   The foregoing items of business are more fully described in the proxy statement accompanying this Notice. Your Board of Directors recommends that you vote in favor of the proposals outlined in the proxy statement.

   Shareholders of record at the close of business on July 1, 2002 are entitled to notice of and to vote at the meeting. Only holders of record of the Company's common stock on that date are entitled to vote on matters coming before the meeting and any adjournment or postponement thereof. A complete list of shareholders entitled to vote at the meeting will be maintained in the Company's current offices at 3000 Research Drive, Richardson, Texas 75082 for ten days prior to the meeting and will be open to the examination of any shareholder during ordinary business hours of the Company.

   Please advise the Company's Transfer Agent, Mellon Investor Services L.L.C., Overpeck Centre, 85 Challenger Road, Ridgefield Park, New Jersey, 07660 of any change in your address.

   All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, please mark, sign, date and return the enclosed proxy as soon as possible in the envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she previously returned a proxy.

                                          By Order of the Board of Directors

                                          Jean M. Nelson
                                          Secretary

Richardson, Texas
July 10, 2002

                                AMX CORPORATION
                              3000 Research Drive
                            Richardson, Texas 75082

                               -----------------

                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON AUGUST 22, 2002

                               -----------------

                INFORMATION CONCERNING SOLICITATION AND VOTING

General

   The enclosed proxy is solicited on behalf of the Board of Directors of AMX Corporation, a Texas corporation (the "Company" or "AMX"), for the Annual Meeting of Shareholders to be held on August 22, 2002, at 10:00 a.m. at the Renaissance Hotel, 900 East Lookout Drive, Richardson, Texas, 75082, or any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

   This proxy statement and the enclosed proxy card are being sent beginning approximately July 10, 2002, to all shareholders entitled to vote at the meeting. The Company's annual report for the fiscal year ended March 31, 2002 is being mailed herewith to all shareholders entitled to vote at the Annual Meeting. The annual report does not constitute a part of the soliciting materials.

Record Date; Outstanding Shares

   Only shareholders of record at the close of business on July 1, 2002 (the "Record Date") are entitled to receive notice of and to vote at the meeting. The outstanding voting securities of the Company as of such date consisted of 11,087,049 shares of common stock, par value $.01 per share (the "Common Stock"). The Company has no other class of stock outstanding. For information regarding holders of more than 5% of the outstanding Common Stock, see "Election of Directors--Security Ownership of Certain Beneficial Owners."

Revocability of Proxies

   The enclosed proxy is revocable at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. If a person who has executed and returned a proxy is present at the meeting and wishes to vote in person, he or she may elect to do so and thereby suspend the power of the proxy holders to vote his or her proxy.

Voting and Solicitation

   Every shareholder of record on the Record Date is entitled, for each share held, to one vote on each proposal or item that comes before the meeting. With respect to the election of directors, the director nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected to the Board of Directors. The affirmative vote of the holders of a majority of the Company's Common Stock entitled to vote and represented in person or by proxy at the meeting will be required to approve and ratify the Board's selection of Ernst & Young LLP as the Company's independent accountants.

   The cost of this solicitation will be borne by the Company. The Company may reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares in forwarding soliciting materials to beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally, by telephone, by email, by facsimile or by telegram.

Quorum; Abstentions; Broker Non-Votes

   The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," or "WITHHELD FROM" a matter are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

   While there is no definitive statutory or case law authority in Texas as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of the quorum for the transaction of business, and (ii) the total number of Votes Cast with respect to a proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal.

   Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal.

Deadline for Receipt of Shareholder Proposals

   Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 2003 Annual Meeting must be received by the Company, addressed to Jean M. Nelson, Secretary, AMX Corporation, 3000 Research Drive, Richardson, Texas, 75082, no later than March 12, 2003 (assuming that the Company's 2003 Annual Meeting of Shareholders is held on a date that is within 30 days from the date on which the 2002 Annual Meeting was held) for inclusion in the proxy statement and form of proxy relating to that meeting. Such proposals must comply with the Bylaws of the Company and the requirements of Regulation 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

   Pursuant to Rule 14a-4 of the Exchange Act, the Company may exercise discretionary voting authority at the 2003 Annual Meeting under proxies it solicits to vote on a proposal made by a shareholder, unless the Company is notified about the proposal no later than May 26, 2003 (assuming that the Company's 2003 Annual Meeting of Shareholders is held on a date that is within 30 days from the date on which the 2002 Annual Meeting was held).

   With respect to business to be brought before the Annual Meeting to be held on August 22, 2002, the Company has not received any notices from shareholders that the Company was required to include in this proxy statement.

                             ELECTION OF DIRECTORS
                                   (ITEM 1)

   A Board of seven directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote all of the proxies received by them for the Company's seven nominees named below. The proxies cannot be voted for a greater number of nominees than seven nominees. In the event that any of the nominees shall become unavailable, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is elected and has qualified, or until such director's earlier death, resignation, or removal.

Vote Required

   The seven nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected to the Board of Directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum and for purposes of determining the total number of votes cast for such director, but have no other legal effect under Texas law.

   Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's seven nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

   The Board of Directors recommends that shareholders vote "FOR" the nominees listed below.

   The names and certain information about the nominees for directors are set forth below:

Name of Nominee           Age     Positions/Principal Occupation     Director Since
---------------           ---     ------------------------------     --------------
Robert J. Carroll(3)..... 54  Chairman of the Board, Chief Executive     2001
                                Officer and President
Lawrence N. Goldstein(2). 39  Partner, Seed Capital Partners             2002
Thomas L. Harrison(1) (2) 51  President, Hoak Capital Corporation        2001
David R. Richard......... 60  Chairman of the Board, SCG Consulting     Nominee
Richard L. Smith (1)(2).. 53  President, Four Cardinal Corporation       2001
John E. Wilson(1)(3)..... 62  Independent Consultant                     2001
J. Otis Winters (3)...... 69  President, Oriole Oil Company              1997

--------
(1) Members of the Compensation Committee.
(2) Members of the Audit Committee.
(3) Members of the Nominating and Corporate Governance Committee.

   There is no family relationship between any director or executive officer of the Company.

   Set forth below is certain information with respect to each of the nominees for director and each other executive officer of the Company:

Nominees

   Robert J. Carroll has served as a director of the Company since January 2001. Mr. Carroll was appointed President and Chief Executive Officer of the Company in November 2001. Prior to his appointment as President and Chief Executive Officer, Mr. Carroll served as a consultant to the Company commencing in March 2001. Mr. Carroll served as Chairman and CEO of BEI Holding Corporation from August 1998 to March 2001. BEI subsidiary companies are global leaders in the design, manufacture, and sale of broadcast automation systems, transmitters, and remote broadcasting equipment. BEI is responsible for the acquisition, integration, divestiture, and overall general management of the portfolio businesses. From April 1994 through October 2001, Mr. Carroll was a Principal in Roscommon Limited, a technology investment and consulting practice providing specialized support in turnarounds, acquisitions, and divestitures. Mr. Carroll has over twenty-five years operational experience with technology companies engaged in software and hardware manufacturing. Mr. Carroll graduated from American Institute, attended graduate school at American University, and completed MBA graduate courses at the University of Dallas Graduate School of Management.

   Richard L. Smith has served as a director of the Company since February 2001. Mr. Smith has been President of Four Cardinal Corporation since 2001. From 1998 to 2001, Mr. Smith was a partner in acquiring diversified private companies. These operations include companies in the transportation, metal fabrication, and gaming industries. Prior to this period Mr. Smith served in companies as chief financial and/or development officer including: Long John Silvers, a restaurant chain; Panda Energy, an international developer of co-generation power plants; The Rosewood Corporation, an energy and real estate holding company for the Caroline Hunt Trust; Harbert Corporation, a private construction, energy, and real estate firm; SunLife America, an insurance company; and Integon Corporation, a life and casualty insurance company. Mr. Smith also served as director of strategic planning and mergers and acquisitions for Ashland Inc., a diversified energy company. Mr. Smith holds a MBA and a BS degree in Finance from Murray State University.

   J. Otis Winters has served as a director of the Company since January 1997. Mr. Winters is President of Oriole Oil Company, and was co-founder in 1989 of Pate, Winters & Stone, Inc., a consulting firm, and served as its chairman from 1990 until its acquisition by Glass & Associates in 2000. Mr. Winters serves on the Board of Directors of Glass & Associates and is Lead Director of Dynegy, Inc. A registered professional engineer, Mr. Winters holds a MBA from the Harvard Business School and a BS degree and a MS degree in Petroleum Engineering from Stanford University.

   Thomas L. Harrison has served as a director of the Company since November 2001. From 1995 to the present, Mr. Harrison has been a managing principal and President of Hoak Capital Corporation, a private equity firm engaged in management buyouts, industry consolidations and other private equity management opportunities. Prior to joining Hoak Capital Corporation, Mr. Harrison spent 11 years in leveraged buyout transactions with the private investment firms of Haas, Wheat and Harrison, Hicks Haas and Haas & Partners. Mr. Harrison also spent three years as the Vice President of Finance of a private holding company involved in insurance management and real estate and five years with the accounting firm of Deloitte & Touche. Mr. Harrison received his BA degree in Accounting and Management from the University of North Texas.

   John E. Wilson has served as a director of the Company since November 2001. From November 2001 to the present, Mr. Wilson has provided consulting services to the Company as an independent consultant. From July 2000 through November 2001, Mr. Wilson provided consulting services to various companies as an independent consultant. From January 1997 to July 2000, Mr. Wilson served as the President and Chief Operating Officer of Amtech Systems Corporation, a leading provider of wireless data technologies for intelligent transportation systems. From March 1995 to January 1997, Mr. Wilson served as Senior Vice President of Worldwide Marketing and Sales at Amtech Systems Corporation. Prior to March 1995, Mr. Wilson served as Vice President of Sales and Marketing for Harris Adacom Network Services, Inc. He also spent 30 years at IBM Corporation, where he held various management positions in sales and marketing. Mr. Wilson serves on the Board of Directors of AIVIA Corporation. Mr. Wilson earned his BS degree in Mathematics from Mississippi State University.

   Lawrence N. Goldstein has served as a director of the Company since April 2002. Since 1994, Mr. Goldstein has been the founder and general partner of Seed Capital Partners, an early-stage venture fund focused primarily on technology opportunities. Prior to his involvement with Seed Capital Partners, Mr. Goldstein spent four years in investment banking with a regional firm with a focus on software and communications opportunities. Mr. Goldstein serves on the Board of Directors of several private technology companies. Mr. Goldstein received a MBA from the University of Texas and a BS degree in Mechanical Engineering from the University of Florida.

   David R. Richard has been nominated by the Nominating Committee to serve as a Director. Since January 2000, Mr. Richard has served as the Chairman of the Board of Directors of SCG Consulting, a privately held service business located in Austin, Texas. From May 1997 through November 1999, Mr. Richard was Chief Executive Officer, President and a member of the Board of Directors of Norstan Corporation, a leading North American distributor of communications equipment. Prior to May 1997, Mr. Richard was employed in various executive positions at IBM, including as General Manager of Global Services for North America from December 1995 until April 1997. Mr. Richard received a BA degree from Duquesne University and participated in the Stanford Executive Fellow Program.

Other Executive Officers

   C. Chris Apple, 38, has served as Vice President, Corporate Development from December 2001 to the present. From May 2001 to November 2001, Mr. Apple served as Vice President and Chief Financial Officer of Ellipsus Systems where his responsibilities included all financial and administrative functions for the U.S. corporation and its Swedish subsidiary. From February 1999 to March 2001, Mr. Apple served as Vice President and Chief Financial Officer for BEI Holding Corporation where his responsibilities included acquisitions, integration, divestments and overall general management of several portfolio businesses. From February 1997 to February 1999, Mr. Apple served as Director of Corporate Finance and Special Projects for Alcatel USA (formerly DSC Corporation). He also held prior senior executive positions with AnswerSoft and Sevin Rosen Funds and professional audit positions with Ernst & Young LLP. Mr. Apple holds a BBA degree from Oklahoma State University and is a Certified Public Accountant.

   Steve H. Byars, 48, has served as Vice President, Administration of the Company from April 2001 to present. From April 1995 to April 2001, Mr. Byars led the administrative functions for Hollywood Casino Corporation. Previously Mr. Byars served Fidelity Investments from October 1989 to April 1995 as Vice President of Administration. He has also prior senior level experience with a variety of companies, including Trammell Crow Company, Amdahl Computer Corporation, and Texas Instruments. Mr. Byars holds a MBA and a BA degree from the University of North Texas.

   Carl D. Evans, 53, has served as Vice President, Operations of the Company from July 2001 to the present. Prior to joining the Company, Mr. Evans served as Vice President of Operations and Customer Service for Samsung Telecommunications from 1998 to June 2001. From 1996 to 1998, Mr. Evans served as Director of Distribution and Customer Service for Siemens Telecommunications, Americas. Mr. Evans brings over 25 years of high-tech manufacturing and customer service experience to the Company. He has also held senior management positions at companies such as Network Access Corporation, Intellicall and Nortel.

   Patrick W. Gallagher 52, has served as Vice President, U.S. Sales of the Company from January 2002 to the present. From 1997 until 2001, Mr. Gallagher was employed by the Town of Addison, Texas. From 1994 until 1997, Mr. Gallagher served as Vice President, Sales and Marketing for Prism Technologies/Axcess Inc. Prior to this period, Mr. Gallagher served as Senior Vice President, Sales and Marketing for Applied Engineering and Vice President, Sales and Marketing for Computrac, Inc. Mr. Gallagher holds a BA degree from the University of New Mexico and attended Texas Wesleyan School of Law.

   Jean M. Nelson, 42, has served as Vice President and Chief Financial Officer of the Company from August 2001 to the present. From May 2000 to July 2001, Ms. Nelson served as Vice President and Controller of Brinks Home Security. Prior to May 2000, Ms. Nelson was Vice President and Treasurer at Sensormatic Electronics

Corporation and held senior finance positions at W.R. Grace & Co. Ms. Nelson held professional audit positions at Arthur Andersen from 1984 through 1988. Ms. Nelson holds a BS degree from Fairfield University and is a Certified Public Accountant.

   Peter C. Nohren, 41, has served as Vice President, Engineering for the Company from January 2002 to the present. From July 2000 to July 2001, Mr. Nohren was Chief Operating Officer of Paratek Microwave, and was responsible for all product lines and distribution channels in the mobile and fixed wireless markets. Prior to this time, Mr. Nohren spent 18 years at Ericsson in various capacities, most recently as Vice President of Optical Networks, Cross Connect and Wireless Broadband Access, where he implemented global product strategies and directed product development efforts. Mr. Nohren holds a Bachelor's of Electrical Engineering from Berzelius Sweden.

   Michael L. Olinger, 55, serves as Vice President, International Sales. Mr. Olinger has served the Company as the Vice President, International Sales from May 1994 to May 2001, and from December 2001 to the present. From June 2001 to December 2001, Mr. Olinger served the Company as Vice President, Sales. Prior to joining the Company, Mr. Olinger served as Vice President, International Sales of Telex Communications Inc., a professional audio products company from 1978 through 1994. Mr. Olinger holds a BA degree from the Central University of Iowa.

   Rashid M. Skaf, 32, has served as Vice President, Marketing from December 2001 to the present. Prior to joining the Company, Mr. Skaf served as Vice President Global Sales and Marketing for Broadband Gateways Inc. from January 2000 to July 2001. Mr. Skaf was Vice President and General Manager of Nortel Networks Broadband Wireless Access from 1998 to 1999, overseeing business development, sales and marketing in North America, global marketing, and product and program management. From 1997 to 1998, Mr. Skaf served as Executive Director of Business Development and Marketing for Broadband Networks, Inc. Prior to this period, Mr. Skaf held technical and management positions within Ericsson Inc. Mr. Skaf holds a MBA from the American Graduate School of International Management, Thunderbird and a BS degree from the University of Tampa.

Security Ownership of Certain Beneficial Owners

   The following table sets forth, as of May 22, 2002, certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each current director and director nominee of the Company, (iii) the executive officers of the Company named in the table under "Executive Compensation-- Summary Compensation Table," and (iv) all directors and executive officers as a group. Except as otherwise described above in "Vote Required," the Company does not know of any agreements among its shareholders that relate to voting or investment power of its shares of Common Stock.

                                                                Shares of Common Stock
                                                                Beneficially Owned(1)
                                                                ---------------------
                                                                           Percentage
5% Beneficial Owners, Directors and Executive Officers           Number    Ownership
------------------------------------------------------          ---------  ----------
Scott D. Miller................................................ 1,761,935     15.9%
   11515 Hillcrest Road
   Dallas, Texas 75230
Peter D. York..................................................   647,984      5.8%
   5415 Drane Drive
   Dallas, Texas 75209
Special Situations Fund III, L.P.(2)........................... 1,446,924     13.1%
   153 East 53rd Street
   New York, NY 10022
Robert J. Carroll(3)...........................................    23,500       *
Lawrence N. Goldstein(4).......................................    18,500       *
Thomas L. Harrison(5)..........................................    16,000       *
David R. Richard...............................................        --       --
Richard L. Smith(6)............................................    42,500       *
Pat Summerall(7)...............................................    16,000       *
John E. Wilson(8)..............................................    16,000       *
J. Otis Winters(9).............................................    55,000       *
Steve H. Byars(10).............................................    26,667       *
Carl D. Evans(11)..............................................    16,667       *
Jean M. Nelson.................................................     8,000       *
Paul D. Fletcher...............................................        --       --
R. Randal Riebe(12)............................................   112,500     1.0%
All directors, executive officers and former executive officers
  as a group (13 persons)(13)..................................   351,334      3.1%

--------
*  Less than 1%
(1) The information contained in this table with respect to beneficial ownership reflects "beneficial ownership" as defined in Rule 13d-3 under the Exchange Act. All information with respect to the beneficial ownership of any principal shareholder was supplied in a Schedule 13D or 13G filed with the Securities and Exchange Commission (the "SEC") by or on behalf of such principal shareholder under the Exchange Act and/or was furnished by such principal shareholder to the Company and, except as otherwise indicated or pursuant to community property laws, each shareholder has sole voting and investment power with respect to shares listed as beneficially owned by such shareholder. Shares subject to options exercisable within 60 days of May 22, 2002 are deemed outstanding for computing the percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

(2) According to a Statement on Schedule 13G/A filed February 2, 2002, Special Situations Fund III, L.P. is one of several Reporting Persons identified therein, which Reporting Persons are Special Situations Fund III, L.P., a Delaware limited partnership ("SSF III"), Special Situations Technology Fund, L.P., a Delaware limited partnership ("SST"), Special Situations Cayman Fund, L.P., a Cayman Islands limited partnership

    ("Cayman Fund"), MGP Advisers Limited Partnership, a Delaware limited partnership, SST Advisers, L.L.C., a Delaware limited liability company, AWM Investment Company, Inc., a Delaware corporation, Austin W. Marxe, and David Greenhouse. According to the Schedule 13G/A, 1,446,924 shares are beneficially owned by Austin W. Marxe and David Greenhouse of which 870,599 shares of common stock are owned by SSF III, 293,200 shares of common stock are owned by SST, and 283,125 shares of common stock are owned by the Cayman Fund.

(3) Includes 15,000 shares of Common Stock issuable upon exercise of outstanding options, which are presently exercisable or are exercisable within 60 days after May 22, 2002.

(4) Includes 16,000 shares of Common Stock issuable upon exercise of outstanding options, which are presently exercisable or are exercisable within 60 days after May 22, 2002.

(5) Represents 16,000 shares of Common Stock issuable upon exercise of outstanding options, which are presently exercisable or are exercisable within 60 days after May 22, 2002.

(6) Represents 42,500 shares of Common Stock issuable upon exercise of outstanding options, which are presently exercisable or are exercisable within 60 days after May 22, 2002.

(7) Represents 16,000 shares of Common Stock issuable upon exercise of outstanding options, which are presently exercisable or are exercisable within 60 days after May 22, 2002.

(8) Represents 16,000 shares of Common Stock issuable upon exercise of outstanding options, which are presently exercisable or are exercisable within 60 days after May 22, 2002.

(9) Includes 50,000 shares of Common Stock issuable upon exercise of outstanding options, which are presently exercisable or are exercisable within 60 days after May 22, 2002.

(10) Represents 26,667 shares of Common Stock issuable upon exercise of outstanding options, which are presently exercisable or are exercisable within 60 days after May 22, 2002.

(11) Represents 16,667 shares of Common Stock issuable upon exercise of outstanding options, which are presently exercisable or are exercisable within 60 days after May 22, 2002.

(12) Represents 112,500 shares of Common Stock issuable upon exercise of outstanding options, which are presently exercisable or are exercisable within 60 days after May 22, 2002. Mr. Riebe resigned from the Company effective May 31, 2002.

(13) Includes an aggregate of 327,334 shares of Common Stock issuable upon exercise of outstanding options granted to the executive officers and directors of the Company that are presently exercisable or are exercisable within 60 days after May 22, 2002.

Board Meetings and Committees

   The Board of Directors of the Company held a total of four meetings, and also acted three times by unanimous written consent, during the fiscal year ended March 31, 2002. Casey Cowell resigned as a director from the Board of Directors in October, 2001. Scott D. Miller resigned as a director from the Board of Directors in November 2001. Thomas L. Harrison and John E. Wilson were elected as members of the Board of Directors in November 2001. Peter D. York resigned as a director from the Board of Directors in April, 2002 and Lawrence
N. Goldstein was elected to the Board of Directors to fill such vacancy in April 2002. During the fiscal year ended March 31, 2002, each director, other than Mr. Summerall, attended at least 75% of the meetings of the Board of Directors held during the period for which he was a director.

   Through November 2001, the Audit Committee was composed of three non-employee directors: Robert J. Carroll, Richard L. Smith and J. Otis Winters. Mr. Carroll resigned from the Audit Committee in November 2001. Thomas
L. Harrison, a non-employee director, was appointed to the Audit Committee in January 2002. The Audit Committee met four times during the last fiscal year and held three additional telephonic meetings. This Committee recommends engagement of the Company's independent accountants and reviews with management and the independent auditors the Company's financial statements, basic accounting and financial policies and practices, audit scope and competency of control personnel. Messrs. Harrison, Smith and Goldstein are the current members of the Audit Committee.

   Through November 2001, the Compensation Committee was composed of three non-employee directors: Robert J. Carroll, Richard L. Smith and J. Otis Winters. Mr. Carroll resigned from the Compensation Committee in November 2001. Thomas L. Harrison, a non-employee director, was appointed as a member of the Compensation Committee in January 2002. The Compensation Committee met four times during the last fiscal year. This Committee reviews and recommends to the Board of Directors the compensation of executive officers of the Company and administers and makes awards and takes all other action as is provided under the employee benefit plans of the Company, including, but not limited to, the 1995 Stock Option Plan, the 1999 Equity Incentive Plan and the 1996 Employee Stock Purchase Plan, excluding, however, the 1995 Director Stock Option Plan. Messrs. Harrison, Smith, and Wilson are the current members of the Compensation Committee.

   Through December 2001, the Nominating Committee was composed of Richard L. Smith and J. Otis Winters. From January 2002 through the end of the fiscal year, the Nominating Committee was composed of J. Otis Winters and Pat Summerall. The Nominating Committee held one telephonic meeting during the last fiscal year. The Nominating Committee is responsible for developing a policy on the size and composition of the Board of Directors, reviewing possible candidates for membership on the Board of Directors, and recommending a slate of nominees. The Nominating Committee will consider shareholder proposals of persons to be nominated for election to the Board of Directors. See "Deadlines for Receipt of Shareholders Proposals." Messrs. Carroll, Wilson and Winters are the current members of the Nominating and Corporate Governance Committee.

Board Compensation

   Upon election to the Board of Directors, each new director receives options to acquire 10,000 shares of Common Stock. Each of the Company's directors receives the following annual compensation for serving on the Board of
Directors: (i) $12,000, (ii) $12,000 Black-Sholes value of options to acquire shares of Common Stock, and (iii) options to acquire 10,000 shares of Common Stock. In addition, each director receives $1,000 for attending each meeting of the Board of Directors. The Chairman of the Audit Committee receives the following annual compensation: (i) $3,000, and (ii) $3,000 Black-Scholes value in options to acquire shares of Common Stock. The Chairman of the Compensation Committee receives the following annual compensation: (i) $1,500, and (ii) $1,500 Black-Sholes value of options to acquire shares of Common Stock. The Chairman of the Nominating and Corporate Governance Committee receives the following annual compensation: (i) $1,500, or (ii) $1,500 Black-Sholes value of options to acquire shares of Common Stock. Each member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee receives $1,000 for attending meetings of such Committees.

Report of the Compensation Committee

   The information contained in the Report on Executive Compensation of the Compensation Committee shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

   The Compensation Committee of the Board of Directors (the "Committee"), which is composed entirely of non-employee directors, is responsible for the establishment and administration of the compensation programs for the Company's executive officers, including the Chief Executive Officer. In fulfilling these responsibilities, the Committee establishes and administers the compensation for the Company's executives, including approving adjustments to base salary, establishing targets for the payment of annual bonuses, evaluating the performance of the executives in meeting such targets and granting long-term incentive compensation.

  Compensation Philosophy.

   Our compensation philosophy is based on the premise that executives should receive competitive compensation determined by reference to both the Company's performance and the individual's contribution to that performance. The elements of the executive compensation program described below are implemented and periodically reviewed and adjusted by the Committee.

   The goals of the Committee in establishing the Company's executive compensation program are as follows:

(1) To fairly compensate the executive officers of the Company for their contributions to the Company's short-term and long-term performance. The elements of the Company's compensation program are (i) base salaries, (ii) annual cash bonuses and (iii) equity incentives.

(2) To allow the Company to attract, motivate and retain the management personnel necessary to the Company's success by providing an executive compensation program comparable to that offered by similar companies.

(3) To provide an executive compensation program with incentive compensation that is linked to the general financial and other corporate performance of the Company, including such items as revenues and income from operations.

  Base Salaries.

   The Committee has reviewed the base salaries for all executive officers of the Company in light of corporate performance, individual performance, experience and a comparison with salary ranges reflecting similar positions, duties and levels of responsibility of other companies in similar industries and with comparable revenues and has found them to be reasonable. Each executive officer's base salary is reviewed annually by the Committee and is subject to adjustment on the basis of individual and corporate performance. The Committee does not assign specific relative weights to the factors it considers, but exercises its discretion and makes a judgment after considering all factors it deems relevant.

  Annual Bonuses.

   The annual bonuses available to the executive officers are based upon the achievement of specific financial and other corporate performance targets approved by the Committee. The payment of such discretionary bonuses upon achievement of such performance targets is designed to enhance shareholder value. As all of the financial and other corporate performance targets set for the fiscal year ended March 31, 2002 were met, each of the Company's executive officer earned their respective bonuses.

  Equity Incentives.

   Equity incentives, including grants of stock options, are determined based on the Committee's assessment of the ability of such officers to positively impact the Company's future performance and enhance shareholder value as determined by their individual performances. Stock option grants and other equity incentives are not awarded annually but as the individual performance and experience of each executive officer warrants such award. Option awards generally vest in annual installments of up to three years. The amount and vesting of stock options are not contingent on achievement of any specific performance targets. All options granted will benefit the executive only to the extent that there is appreciation in the market price of the Common Stock during the option period.

   Equity and cash incentives are not limited to executive officers. Grants of stock options may be made to key employees upon joining the Company in amounts determined by the Committee and are also made to selected employees as performance related awards and as awards for certain promotions. The amounts of such grants are determined based on the individual employee's position with the Company and his or her potential ability to beneficially impact the performance of the Company. By giving employees a stake in the financial performance of the Company, the Committee's goal is to provide incentives to employees of the Company to enhance the financial performance of the Company and, thus, shareholder value.

  Compensation For the President and Chief Executive Officer.

   Effective November 1, 2001, Mr. Carroll was appointed President and Chief Executive Officer of the Company. Mr. Carroll's annual base salary of $375,000 is governed by the terms of his employment agreement. The Committee approved the principal terms of Mr. Carroll's employment agreement on November 20, 2001, which terms are described under the heading "Employment Contracts" in this proxy. In approving the terms of Mr. Carroll's compensation, the Committee considered the compensation packages for comparable positions, Mr. Carroll's business background and technology industry knowledge, and the need to hire an executive with the strategic, financial, and leadership skills required to improve the Company's performance.

   Mr. Carroll's annual bonus is based on the achievement of certain financial and other corporate objectives that are set forth in his employment agreement. As all of the financial and corporate performance objectives set forth in his employment agreement were met for the fiscal year ended March 31, 2002, Mr. Carroll earned the maximum bonus of $350,000.

   Mr. Carroll was granted options pursuant to the Company's 1999 Equity Incentive Plan to acquire 300,000 shares of common stock at an exercise price of $2.53 per share. Mr. Carroll was granted the options as an incentive to improve business performance and return the Company to profitability.

   Immediately prior to his appointment, Mr. Carroll d/b/a Roscommon, Ltd. was a member of the Board of Directors and provided consulting services to the Company on behalf of the Board of Directors related to manufacturing processes and operations. A description of these consulting services and the payments made prior to Mr. Carroll's appointment as President and Chief Executive Officer are described under "Certain Relationships and Related Transactions" in this proxy statement.

  Compensation For the Former President and Chief Executive Officer.

   Scott Miller resigned as Company's Chief Executive Officer and President of the Company effective November 1, 2001. Mr. Miller's compensation for the fiscal year ended March 31, 2002 principally consisted of a base salary of $50,000 per annum, which was not subject to an employment agreement.

                                          COMPENSATION COMMITTEE

                                          THOMAS L. HARRISON, CHAIRMAN
                                          RICHARD SMITH
                                          JOHN E. WILSON

Compensation Committee Interlocks and Insider Participation

   During the last fiscal year, no officer or employee of the Company or any of its subsidiaries served as a member of the Compensation Committee. No executive officer of the Company served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

Certain Relationships and Related Transactions

   In March 2001, Robert J. Carroll d/b/a Roscommon, Ltd. entered into a consulting agreement with the Company pursuant to which Mr. Carroll provided consulting services to the Company on behalf of the Board of Directors related to manufacturing processes and operations. The Company believes that this consulting agreement was on terms that were reasonable and competitive. During fiscal year ending March 31, 2002, but prior to Mr. Carroll's appointment as President and Chief Executive Officer, the Company paid Mr. Carroll d/b/a Roscommon, Ltd. $170,000.

   In December, 2001, John E. Wilson entered into a consulting agreement with the Company pursuant to which Mr. Wilson provides consulting services to the Company on behalf of the Board of Directors related to designing and implementing sales and marketing strategies. The Company believes that this consulting agreement is on terms that are reasonable and competitive. During fiscal year ended March 31, 2002, the Company paid Mr. Wilson $50,000.

Performance Graph

   The following graph compares the cumulative total shareholder return on an investment of $100 on March 31, 1997 in (i) the Company's Common Stock, (ii) the Nasdaq Market Index for U.S. Companies (the "Nasdaq Market Index (US)"), and (iii) Electronic Components and Accessories Index of Nasdaq Companies ("Electronic Components and Accessories Index"). The values with each investment are based on share price appreciation and the reinvestment of dividends.

   The information contained in the Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

                                    [CHART]

              AMX Corp    Electronic              NASDAQ Market
                          Components & Access     Index
3/31/1997     100.00      100.00                  100.00
3/31/1998     125.00      112.78                  151.12
3/31/1999     132.14      153.97                  197.49
3/31/2000     328.57      457.40                  363.67
3/31/2001      41.07      182.85                  149.68
3/28/2002      37.71      191.51                  151.55

   The graph above assumes $100 invested on March 31, 1997, and was plotted using the following data:

                                                Electronic
                                        Nasdaq  Components
                                        Market      and
                                AMX     Index   Accessories
                            Corporation  (US)      Index
                            ----------- ------- -----------
                    3/31/97   $100.00   $100.00   $100.00
                    3/31/98   $125.00   $151.12   $112.78
                    3/31/99   $132.14   $197.49   $153.87
                    3/31/00   $328.57   $363.67   $457.40
                    3/30/01   $ 41.07   $149.68   $182.85
                    3/28/02   $ 37.71   $151.55   $191.51

Executive Compensation

   Summary Compensation Table. The following table summarizes information with respect to the compensation of the Company's President and Chief Executive Officer and each of the Company's named executive officers and certain former executive officers of the Company, whose total compensation exceeded $100,000 during the fiscal year ended March 31, 2002.

                                                                 Long Term
                                                                Compensation
                                           Annual Compensation     Awards
                                          --------------------- ------------
                                                                 Number of
                                                                 Securities
                                                                 Underlying   All Other
Name and Principal Position          Year    Salary     Bonus     Options    Compensation
---------------------------          ---- --------     -------- ------------ ------------
Robert J. Carroll................... 2002 $158,654(1)  $350,000   310,000(2)   $     --
   Chief Executive Officer,          2001       --           --     5,000            --
   President and Chairman            2000       --           --        --            --
Scott D. Miller..................... 2002 $ 30,578(3)  $     --        --            --
   Former Chief Executive Officer,   2001    4,281           --   300,000            --
   President and Chairman            2000       --           --    15,000            --
Steve H. Byars...................... 2002 $134,616(4)  $ 49,000    80,000(5)
   Vice President--Administration    2001       --           --        --            --
                                     2000       --           --                      --
Carl D. Evans....................... 2002 $124,520(6)  $ 61,250    50,000(7)         --
   Vice President--Operations        2001       --           --        --
                                     2000       --           --        --            --
Jean M. Nelson...................... 2002 $112,126(8)  $ 60,375    60,000(9)
   Vice President and Chief          2001       --           --        --            --
   Financial Officer                 2000       --           --                      --
Paul Fletcher....................... 2002 $ 64,039(10) $     --        --      $120,962(11)
   Former Vice President and Chief   2001  185,000           --    50,000         5,692(12)
   Financial Officer                 2000   36,289       50,000   100,000            --
R. Randal Riebe(13)................. 2002 $155,769     $ 10,000        --      $  9,231(14)
   Former Vice President--Strategic  2001  165,000           --    30,000         1,650(15)
   Planning                          2000  165,216       49,500   100,000         3,969(16)

--------
(1) Represents the portion of Mr. Carroll's $375,000 annual salary earned for the fiscal year ended March 31, 2001, since his employment with the Company commenced in November 2001.

(2) Pursuant to the terms of his employment agreement, Mr. Carroll was granted options to acquire 300,000 shares of common stock at an exercise price of $2.53 per share in November 2001. Includes 10,000 option shares granted to Mr. Carroll for his participation as a member of the Board of Directors.

(3) Represents a portion of Mr. Miller's $50,000 annual salary earned for the fiscal year ended March 31, 2002, since his employment with the Company terminated on November 1, 2002.

(4) Represents a portion of Mr. Byars' $140,000 annual salary earned for the fiscal year ended March 31, 2002, since his employment with the Company commenced in April 2001.

(5) Mr. Byars was granted options to acquire 80,000 shares of common stock at an exercise price of $3.15 per share in April 2001.

(6) Represents a portion of Mr. Evans' $175,000 annual salary earned for the fiscal year ended March 31, 2002, since his employment with the Company commenced in July 2001.

(7) Mr. Evans was granted options to acquire 50,000 shares of common stock at an exercise price of $3.68 per share in July 2001.

(8) Represents a portion of Ms. Nelson's $172,500 annual salary earned for the fiscal year ended March 31, 2002, since her employment with the Company commenced in July 2001.

(9) Ms. Nelson was granted options to acquire 60,000 shares of common stock at an exercise price of $3.50 per share in July 2001.

(10) Represents the portion of Mr. Fletcher's $185,000 annual salary earned for the fiscal year ended March 31, 2001, since his employment with the Company terminated in August, 2001.

(11) Relates to severance compensation provided to Mr. Fletcher upon his termination from the Company pursuant to the terms of a Separation Agreement dated July 31, 2001.

(12) Represents matching contributions made by the Company for participating officers under the Company's 401(k) Plan established in January 1995 (such matching contributions were terminated in November 2001).

(13) Mr. Riebe resigned from the Company effective May 31, 2002.

(14) Represents payment to Mr. Riebe of a non-recoverable draw against his salary.

(15) Represents matching contributions made by the Company for participating officers under the Company's 401(k) Plan established in January 1995 (such matching contributions were eliminated in November 2001).

(16) Represents the amounts of matching contributions and allocations made by the Company for participating officers under the Company's 401(k) Plan established in January 1995 (such matching contributions were eliminated in November 2001) and the Profit Sharing Plan (which was established in 1989 and terminated in fiscal year 2000).

   Equity Compensation Plan Information. The following table summarizes information with respect to equity compensation plans approved by security holders and equity compensation plans not approved by security holders.

                                                 (a)                   (b)                    (c)
                                                                                     Number of Securities
                                                                                    Remaining Available For
                                                                                     Future Issuance Under
                                       Number of Securities To   Weighted-Average     Equity Compensation
                                       Be Issued Upon Exercise  Exercise Price of      Plans (Excluding
                                       of Outstanding Options, Outstanding Options, Securities Reflected in
Plan Category                            Warrants and Rights   Warrants and Rights        Column (a))
-------------                          ----------------------- -------------------- -----------------------
Equity Compensation Plans Approved By
  Security Holders....................        1,856,951               $5.01                2,067,688
Equity Compensation Plans Not Approved
  By Security Holders.................             None                  --                       --
Total.................................        1,856,951               $5.01                2,067,688

   Option Grants in Last Fiscal Year. The following table provides information on stock options granted to the Company's executive officers during the fiscal year ended March 31, 2002.

                                  Individual Grants
                     -------------------------------------------
                                Percent of                       Potential Realizable
                                   Total                          Value at Assumed
                     Number of    Options                        Annual Rates of Stock
                     Securities Granted to                       Price Appreciation for
                     Underlying  Employees  Per Share              Option Term(1)
                      Options       in      Exercise  Expiration ----------------------
Name                  Granted   Fiscal Year   Price      Date       5%         10%
----                 ---------- ----------- --------- ----------  --------  ----------
Robert J. Carroll...  310,000      39.5%      $2.53    11/20/11  $493,242   $1,249,973
C. Chris Apple......   60,000       7.6%      $2.55    12/03/11  $ 96,221   $  243,843
Steve H. Byars......   80,000      10.2%      $3.15    04/16/11  $158,481   $  401,623
Carl D. Evans.......   50,000       6.4%      $3.68    07/09/11  $115,717   $  293,249
Patrick W. Gallagher   15,000       1.9%      $3.00    01/14/12  $ 28,300   $   71,718
Jean M. Nelson......   60,000       7.6%      $3.50    07/31/11  $132,068   $  334,686
Peter C. Nohren.....   50,000       6.4%      $2.33    01/02/12  $ 73,266   $  185,671
Michael L. Olinger..       --        --          --          --        --           --
Rashid M. Skaf......   60,000       7.6%      $2.55    12/03/11  $ 96,221   $  243,843

--------
(1) The dollar amounts under these columns represent the realizable value of each grant of options assuming that the market price of the Common Stock appreciates in value from the date of grant at the 5% and 10% assumed annual rates of compounded stock price appreciation mandated by the rules of the SEC. Actual gains, if any, on stock option exercises are dependent on many factors, including the future financial performance of the Company and overall market conditions, and there can be no assurance provided to the named executive officers or any other holder of the Company's securities that the actual stock price will appreciate at the assumed 5% or 10% levels or at any other defined level.

   Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values. The following table sets forth each exercise of stock options by the Company's executive officers during the fiscal year ended March 31, 2002:

                                          Number of Shares Underlying   Value of Unexercised
                                           Unexercised Options at      In-the-Money Options at
                       Shares                  March 31, 2001              March 31, 2001
                      Acquired    Value   --------------------------- -------------------------
Name                 on Exercise Realized Exercisable  Unexercisable  Exercisable Unexercisable
----                 ----------- -------- -----------  -------------  ----------- -------------
Robert J. Carroll...     --         --      15,000        300,000       $1,100       $33,000
C. Chris Apple......     --         --          --         60,000           --       $ 5,400
Steve H. Byars......     --         --          --         80,000           --            --
Carl D. Evans.......     --         --          --         50,000           --            --
Patrick W. Gallagher     --         --          --         15,000           --            --
Jean M. Nelson......     --         --          --         60,000           --            --
Peter C. Nohren.....     --         --          --         50,000           --       $15,500
Michael L. Olinger..     --         --      43,500         22,500           --            --
Rashid M. Skaf......     --         --          --         60,000           --       $ 5,400

Employment Agreements

   Mr. Carroll and the Company entered into an employment agreement effective as of November 2001. The term of Mr. Carroll's employment agreement commenced on November 1, 2001 and continues through

March 31, 2005, unless earlier terminated as provided for therein. Mr. Carroll's base salary set forth in the agreement is $375,000 per year, and he is eligible to earn a bonus each year based on certain financial and corporate performance criteria outlined in the agreement. Pursuant to the terms of the employment agreement, Mr. Carroll was eligible to earn a bonus of up to $350,000 for fiscal year ended March 31, 2002, and is eligible to earn a bonus of up to the amount of his base salary for each fiscal year thereafter. The Company agreed pursuant to the terms of the employment agreement to grant Mr. Carroll options to acquire 300,000 shares of common stock at a price per share of $2.53, with such option shares vesting over a three-year period. If the Company terminates Mr. Carroll without Cause (as defined therein) or if Mr. Carroll terminates his employment for Good Reason (as defined therein), then Mr. Carroll is entitled to a severance payment in an amount equal to his base salary for (i) the period commencing on the date of such termination and ending 12 months thereafter, or (ii) the remaining term of the employment agreement, whichever period is longer. Such severance payment shall be paid to Mr. Carroll during the severance period in equal installments. In addition, if such termination occurs between the end of a fiscal year and the payment date of any bonus due pursuant to the terms of the agreement, then Mr. Carroll is entitled to receive such bonus. If Mr. Carroll's employment is terminated without Cause or for Good Reason within one month before or six months after a Change of Control (as defined therein), then Mr. Carroll is entitled to receive a severance payment in the amount set forth above in a lump sum equal to and in lieu of aggregate installments payments outlined above. Mr. Carroll's employment agreement also contains covenant not to compete and non-solicitation provisions.

   Mr. Apple and the Company entered into an employment agreement in December 2001. The term of Mr. Apple's employment agreement commenced on December 3, 2001 and continues through December 3, 2004, unless earlier terminated as provided for therein. Mr. Apple's base salary set forth in the agreement is $175,000 per year subject to periodic increase at the sole discretion of the Compensation Committee. He is eligible to receive an annual discretionary bonus to be determined at the sole discretion of the Chief Executive Officer based upon corporate and individual performance, subject to the approval of the Compensation Committee. If the Company terminates Mr. Apple without Cause (as defined therein), then Mr. Apple is entitled to a severance payment in an amount equal to six months base salary paid in equal installments over six months and is eligible for consideration for a pro rated discretionary bonus on the same basis as if he had remained employed for such six-month period. Mr. Apple's employment agreement also contains covenant not to compete and non-solicitation provisions.

   Mr. Byars and the Company entered into an employment agreement in April 2001. The term of Mr. Byars' employment agreement commenced on April 16, 2001 and continues through April 16, 2004, unless earlier terminated as provided for therein. Mr. Byars' base salary set forth in the agreement is $140,000 per year subject to period increase at the sole discretion of the Compensation Committee. He is eligible to receive an annual discretionary bonus to be determined at the sole discretion of the Chief Executive Officer based upon corporate and individual performance, subject to the approval of the Compensation Committee. If the Company terminates Mr. Byars without Cause (as defined therein), then Mr. Byars is entitled to a severance payment in an amount equal to six months base salary paid in equal installments over six months and is eligible for consideration for a pro rated discretionary bonus on the same basis as if he had remained employed for such six-month period. Mr. Byars' employment agreement also contains covenant not to compete and non-solicitation provisions.

   Mr. Evans and the Company entered into an employment agreement in July 2001. The term of Mr. Evans' employment agreement commenced on July 9, 2001 and continues through July 9, 2004, unless earlier terminated as provided for therein. Mr. Evans' base salary set forth in the agreement is $175,000 per year subject to periodic increase at the sole discretion of the Compensation Committee. He is eligible to receive an annual discretionary bonus, to be determined at the sole discretion of the Chief Executive Officer based upon corporate and individual performance, subject to the approval of the Compensation Committee. If the Company terminates Mr. Evans without Cause (as defined therein), then Mr. Evans is entitled to a severance payment in an amount equal to six months base salary paid in equal installments over six months and is eligible for consideration for a pro rated discretionary bonus on the same basis as if he had remained employed for such six-month period. Mr. Evans' employment agreement also contains covenant not to compete and non-solicitation provisions.

   Ms. Nelson and the Company entered into an employment agreement in July 2001. The term of Ms. Nelson's employment agreement commenced on July 31, 2001 and continues through July 31, 2004, unless earlier terminated as provided for therein. Ms. Nelson's base salary set forth in the agreement is $172,500 per year subject to periodic increase at the sole discretion of the Compensation Committee. She is eligible to receive an annual discretionary bonus, to be determined at the sole discretion of the Chief Executive Officer based upon corporate and individual performance, subject to the approval of the Compensation Committee. If the Company terminates Ms. Nelson without Cause (as defined therein), then Ms. Nelson is entitled to a severance payment in an amount equal to six months base salary paid in equal installments over six months and is eligible for consideration for a pro rated discretionary bonus on the same basis as if she had remained employed for such six-month period. Ms. Nelson's employment agreement also contains covenant not to compete and non-solicitation provisions.

   Mr. Nohren and the Company entered into an employment agreement in January 2002. The term of Mr. Nohren's employment agreement commenced on January 2, 2001 and continues through January 2, 2004, unless earlier terminated as provided for therein. Mr. Nohren's base salary set forth in the agreement is $175,000 per year subject to periodic increase at the sole discretion of the Compensation Committee. He is eligible to receive an annual discretionary bonus, to be determined at the sole discretion of the Chief Executive Officer based upon corporate and individual performance, subject to the approval of the Compensation Committee. If the Company terminates Mr. Nohren without Cause (as defined therein), then Mr. Nohren is entitled to a severance payment in an amount equal to six months base salary paid in equal installments over six months and is eligible for consideration for a pro rated discretionary bonus on the same basis as if he had remained employed for such six-month period. Mr. Nohren's employment agreement also contains covenant not to compete and non-solicitation provisions.

   Mr. Skaf and the Company entered into an employment agreement in December 2001. The term of Mr. Skaf's employment agreement commenced on December 3, 2001 and continues through December 3, 2004, unless earlier terminated as provided for therein. Mr. Skaf's base salary set forth in the agreement is $180,000 per year subject to periodic increase at the sole discretion of the Compensation Committee. He is eligible to receive an annual discretionary bonus, based upon corporate and individual performance. If the Company terminates Mr. Skaf without Cause (as defined therein), then Mr. Skaf is entitled to a severance payment in an amount equal to six months base salary paid in equal installments over six months and is eligible for consideration for a pro rated discretionary bonus on the same basis as if he had remained employed for such six-month period. If Mr. Skaf terminates his employment for Good Reason (as defined therein), which includes any Change of Control (as defined therein), then Mr. Skaf is entitled to a severance payment equal to six months base salary paid in equal installments over six months. Mr. Skaf's employment agreement also contains covenant not to compete and non-solicitation provisions.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

   Based solely on its review of the copies of such forms received by it, the Company believes that, during the fiscal year ended March 31, 2002, the Company's officers, directors and 10% shareholders complied with all applicable
Section 16(a) filing requirements, except that (i) Messrs. Fletcher and Riebe each filed a Form 5 to report stock option grants under the 1999 Equity Incentive Plan after the due date of May 15, 2001, (ii) Mr. Carroll filed a Form 4 to report a stock option grant under the 1999 Equity Incentive Plan after the due date of December 15, 2001, (iii) Messrs. Harrison and Wilson each filed a Form 3 to report stock option grants under the 1999 Equity Incentive Plan after the due date of December 15, 2001, and (iv) Messrs. Carroll, Smith, Summerall and Winters each filed a Form 5 to report stock option grants under the 1999 Equity Incentive Plan after the due date of May 15, 2002.

Report of the Audit Committee

   The SEC rules now require the Company to include in its proxy statement a report from the Audit Committee of the Board. The following report concerns the Audit Committee's activities regarding oversight of the Company's financial reporting and auditing process. The information contained in the Report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

To the Board of Directors:

The Audit Committee is comprised solely of independent directors, as defined in the Marketplace Rules of the Nasdaq Stock Market, and it operates under a written charter adopted by the Board of Directors. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal control and audit functions. The Company's management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Ernst & Young LLP, the Company's independent auditors, is responsible for performing an independent audit of the consolidated financial statements in accordance with auditing standards generally accepted in the United States. The functions of the Audit Committee are not intended to duplicate or to certify the activities of management and the independent auditors, and are in no way designed to supersede or alter the traditional responsibilities of the Company's management and the independent auditors. The Audit Committee's role does not provide any special assurances with regard to the Company's financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors.

The Audit Committee has reviewed and discussed the audited financial statements with management.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, has considered the compatibility of nonaudit services with the auditors' independence, and has discussed with the auditors the auditors' independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2002 for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          RICHARD L. SMITH, CHAIRMAN
                                          LAWRENCE N. GOLDSTEIN
                                          THOMAS L. HARRISON

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                                   (ITEM 2)

   The Board of Directors has selected Ernst & Young LLP, independent accountants, to audit the books, records and accounts of the Company for the fiscal year ending March 31, 2003. Ernst & Young LLP has audited the Company's financial statements since the fiscal year ended March 31, 1993.

   The affirmative vote of the holders of a majority of the Company's Common Stock represented and voting at the meeting will be required to approve and ratify the Board's selection of Ernst & Young LLP. The Board of Directors recommends voting "FOR" approval and ratification of such selection. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

   A representative of Ernst & Young LLP is expected to be available at the Annual Meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

   During fiscal 2002, we paid the following fees to Ernst & Young LLP:

    1. Audit Fees: annual audit and quarterly reviews, $144,500;

    2. Financial Information Systems and Design Implementation Fees: $0; and

    3. Other Fees: $118,000, relating to federal and state tax compliance work.

The Audit Committee considered whether the provision of services covered by Other Fees is compatible with maintaining the independence of Ernst & Young LLP.

                                 OTHER MATTERS

   Management does not intend to bring before the meeting any matters other than those set forth herein, and has no present knowledge that any other matters will or may be brought before the meeting by others. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the Proxies in accordance with their judgment and in accordance with Rule 14a-4 promulgated under the Exchange Act.

   The Company has borne the cost of preparing, assembling and mailing this proxy solicitation material. The Company will provide without charge a copy of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2002, including the financial statements and the financial statement schedules, to each shareholder upon written request to Jean M. Nelson, AMX Corporation, 3000 Research Drive, Richardson, Texas 75082.

                                          By Order Of The Board of Directors

                                          JEAN M. NELSON
                                          Secretary

                                                               Please mark
                                                              your votes as [X]
                                                               indicated in
                                                               this example


                                FOR                   WITHHOLD
                            all nominees              AUTHORITY
                            listed below        to vote for all nominees
                         (except as indicated)       listed below                                            FOR   AGAINST  ABSTAIN

1. ELECTION OF DIRECTORS       [   ]                    [   ]        2. PROPOSAL TO RATIFY THE APPOINTMENT   [  ]    [  ]    [  ]
                                                                        OF ERNST & YOUNG LLP AS INDEPENDENT
                                                                        ACCOUNTANTS OF THE COMPANY FOR THE
                                                                        FISCAL YEAR ENDING MARCH 31, 2003.

(If you wish to withhold authority to vote for any individual
nominee, strike a line through the nominee's name below)                             IF YOU PLAN TO ATTEND THE MEETING IN
                                                                                            PERSON, PLEASE CHECK THIS BOX    [  ]

01 Robert J. Carroll, 02 Thomas L. Harrison, 03 Richard L. Smith,
04 J. Otis Winters, 05 Lawrence N. Goldstein, 06 John E. Wilson,
07 David R. Richard

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS BALLOT WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE, FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

This proxy should be dated and signed by the Shareholder(s) exactly as his or her name appears thereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity as attorney, executor, administrator, trustee or guardian should so indicate. If shares are held by joint tenants as community property, both should sign.

Signature                          Signature                         Date
         -------------------------          ------------------------     -------
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                              FOLD AND DETACH HERE

                                AMX CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             2002 ANNUAL MEETING OF SHAREHOLDERS - AUGUST 22, 2002

     The undersigned shareholder(s) of AMX Corporation, a Texas corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement and hereby appoints Robert J. Carroll and Jean M. Nelson, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of AMX Corporation to be held at the Renaissance Hotel, 900 East Lookout Drive, Richardson, Texas 75082, at 10:00 a.m. on August 22, 2002, and any adjournments thereof, and to vote all shares of Common Stock that the undersigned is entitled to vote on the matters set forth on the reverse side.

                           (Continued on other side)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE